UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2020
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2525 N. Stemmons Freeway,
Dallas, Texas 75207-2401
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 9, 2020, the Board of Directors (the “Board”) of Trinity Industries, Inc. (the "Company") elected Tyrone M. Jordan as a member of the Board, effective immediately. Mr. Jordan has been appointed to the Audit Committee and the Human Resources Committee of the Board.
The Board has made an affirmative determination that Mr. Jordan qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s standards for director independence. The Board has also made the affirmative determination that Mr. Jordan qualifies as an “audit committee financial expert” as such term is defined under Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The December 9, 2020, press release regarding the election of Mr. Jordan is being filed with this Current Report on Form 8-K as Exhibit 99.1.
Mr. Jordan will receive the Company’s standard non-employee director compensation. He was awarded 2,594 restricted stock units that vest at the Company’s next Annual Meeting of Stockholders. Mr. Jordan has no arrangement or understanding with any person regarding his selection as a director of the Company. Mr. Jordan has no related person transactions with the Company reportable under Item 404(a) of Regulation S-K.
Item 5.03 Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 9, 2020, the Board of Directors amended Section 1 of Article III of the Company’s Bylaws to increase the number of directors from eight (8) to nine (9), effective immediately.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

NO.	DESCRIPTION
3.1	Amendment to the Company's Bylaws, increasing the number of directors from eight (8) to nine (9), effective December 9, 2020.
99.1	Press release by the Company dated December 10, 2020, announcing the election of Tyrone M. Jordan as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

December 10, 2020	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer